UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 27, 2008

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices, including zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01	Entry into a Material Definitive Agreement
     On March 27, 2008, IRIDEX Corporation (the “Company”) entered into (i) a Credit and Security Agreement (the “Domestic Credit Agreement”) with Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“Lender”), (ii) a Credit and Security Agreement (Ex-Im Subfacility) (the “Ex-Im Agreement”) with the Lender, and (iii) a Borrower Agreement (the “Borrower Agreement” and together with the Domestic Credit Agreement and the Ex-Im Agreement, the “Credit Agreement”) in favor of Lender and Export-Import Bank of the United States (“Ex-Im Bank”), each dated March 27, 2008. The Domestic Credit Agreement provides for an asset-based revolving line of credit of up to $8 million (the “Revolving Loans”). Of the Revolving Loans, up to $5 million of principal amount (the “Ex-Im Sublimit”) will be guaranteed by Ex-Im Bank to the extent such Revolving Loans are made under the Ex-Im Agreement.
     Under the Domestic Credit Agreement, the Company has the right to borrow, partially or wholly, prepay and reborrow Revolving Loans and request the issuance of letters of credit (“Letters of Credit”) in the aggregate amount equal to (i) 80% of eligible domestic accounts, plus (ii) the lesser of (a) 20% of eligible domestic inventory or (b) $500,000, minus (iii) 10% of the aggregate debt outstanding under the Ex-Im Agreement, minus (iv) any borrowing base reserve, minus (v) any advances made under the Ex-Im Agreement, minus (vi) any additional indebtedness owed to Lender (such amount, the “Borrowing Base”). All outstanding amounts under the Revolving Loans, including principal, interest, fees, costs and charges, are payable in full on March 27, 2011. If at any time the amount outstanding under the Revolving Loans exceeds the Borrowing Base, the Company will be required to pay the difference between such outstanding amount and the Borrowing Base.
     Under the Ex-Im Sublimit, the Company may borrow, partially or wholly, prepay and reborrow loans (“Ex-Im Revolving Loans”). The total amount available under the Ex-Im Sublimit is an aggregate amount equal to (i) 90% of eligible foreign accounts, plus (ii) 75% of eligible foreign inventory, minus (iii) any borrowing base reserve, minus (iv) any additional indebtedness owed to Lender (such amount, the “Ex-Im Borrowing Base”). If the aggregate amount outstanding under the Ex-Im Sublimit exceeds the Ex-Im Borrowing Base, the Company will be required to pay the difference between such outstanding amount and the Ex-Im Borrowing Base. The Ex-Im Agreement is subject to an annual facility fee in the amount of $75,000.
     The Company’s obligations under the Revolving Loans (including the Ex-Im Sublimit) are secured by a lien on substantially all of the Company’s assets. Interest on the Revolving Loans (including the Ex-Im Sublimit) is either (i) a floating rate equal to the prime rate as most recently announced by the Lender at its principal office plus 0.75% or (ii) a fixed rate of the London Inter-Bank Offered Rate (“LIBOR”) plus 3.50%. Revolving Loans bearing interest with reference to LIBOR are limited to $6,000,000. Each interest rate is subject to a one-time 0.25% reduction if the Company’s earnings before taxes, depreciation and amortization for any fiscal year ending on or after December 31, 2008 is greater than $1,500,000, as well as certain other adjustments under certain circumstances including late payment or the occurrence of an event of default. The Company is required to pay at least $20,000 of interest per month under the Credit Agreement.
     Each of the Domestic Credit Agreement and the Ex-Im Agreement contains certain customary covenants, including financial covenants which require the Company to maintain a certain level of net income (loss) and to meet certain debt service coverage requirements. Other covenants include, but are not limited to, covenants limiting or restricting the Company’s ability to incur indebtedness, incur liens, enter into mergers or consolidations, dispose of assets, make investments, pay dividends, enter into transactions with affiliates, or prepay certain indebtedness.
     Each of the Domestic Credit Agreement and the Ex-Im Agreement contains customary events of default including, but not limited to, payment defaults, covenant defaults, cross-defaults to other indebtedness, material judgment defaults, inaccuracy of representations and warranties, bankruptcy and insolvency events, payment on subordinated debt, defects in Lender’s security interest, change in control events, material adverse change and certain officers being convicted of felonies. The occurrence of an event of default will increase the interest rate by three percentage points over the rate otherwise applicable and could result in the acceleration of all obligations of the Company to Lender with respect to indebtedness, whether under the Credit Agreement or otherwise.

The foregoing description of the Domestic Credit Agreement, the Ex-Im Agreement and the Borrower Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Domestic Credit Agreement, the Ex-Im Agreement and the Borrower Agreement attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Credit and Security Agreement by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008

Exhibit 10.2	Credit and Security Agreement (Ex-Im Subfacility) by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008

Exhibit 10.3	Borrower Agreement by IRIDEX Corporation in favor of Export-Import Bank of the United States and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION
By:	/s/ Theodore A. Boutacoff
	Name:	Theodore A. Boutacoff
	Title:	President and Chief Executive Officer

Date: April 2, 2008